    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON NOVEMBER 1, 1999

                                                      REGISTRATION NO. 333-18315
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               -------------------

                         POST-EFFECTIVE AMENDMENT NO. 1
                                       TO
                                    FORM S-3
                             REGISTRATION STATEMENT
                        UNDER THE SECURITIES ACT OF 1933

                               -------------------

                                FLUOR CORPORATION
             (Exact Name of Registrant as Specified in Its Charter)

           DELAWARE                                    95-0740960
  (State or Other Jurisdiction              (I.R.S. Employer Identification No.)
of Incorporation or Organization)

                               -------------------

                              ONE ENTERPRISE DRIVE
                          ALISO VIEJO, CALIFORNIA 92656
                                 (949) 349-2000
    (Address, Including Zip Code, and Telephone Number, Including Area Code,
                  of Registrant's Principal Executive Offices)

                            LAWRENCE N. FISHER, ESQ.
                    SENIOR VICE PRESIDENT - LAW AND SECRETARY
                                FLUOR CORPORATION
                              ONE ENTERPRISE DRIVE
                          ALISO VIEJO, CALIFORNIA 92656
                                 (949) 349-2000
       (Name, Address, Including Zip Code, and Telephone Number, Including
                        Area Code, of Agent For Service)

                               -------------------

                                    COPY TO:
                            E. MICHAEL GREANEY, ESQ.
                           GIBSON, DUNN & CRUTCHER LLP
                                 200 PARK AVENUE
                            NEW YORK, NEW YORK 10166

                               -------------------

     Approximate date of commencement of proposed sale to public: Not applicable.

     If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. [ ]

     If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. [ ]

     If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

     If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

     If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [ ]



================================================================================

                         POST-EFFECTIVE AMENDMENT NO. 1

         Fluor Corporation registered up to $400,000,000 in maximum aggregate offering price of senior debt securities under a Registration Statement on Form S-3 (Registration No. 333-18315), originally filed with the SEC on December 20, 1996. Of the $400,000,000 of senior debt securities, $100,000,000 remain unsold by Fluor Corporation. Fluor Corporation hereby terminates the Registration Statement with respect to, and deregisters, the remaining $100,000,000 of senior debt securities.

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
                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 1 to be signed on its behalf by the undersigned, thereunto duly authorized, in Aliso Viejo, California, on November 1, 1999.

                                       FLUOR CORPORATION

                                       By:      /s/ LAWRENCE N. FISHER
                                          --------------------------------------
                                                Lawrence N. Fisher
                                                Senior Vice President-Law and
                                                Secretary

         Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 1 has been signed by the following persons in the capacities and on the date indicated.

                  SIGNATURE                                       TITLE                               DATE
                  ---------                                       -----                               ----
                                                        Chief Executive Officer,
                                                   Chairman of the Board and Director
/s/           PHILIP J. CARROLL                       (Principal Executive Officer)             November 1, 1999
----------------------------------------------
              Philip J. Carroll
                                                      Executive Vice President and
                                                         Chief Financial Officer
                                                   (Principal Financial and Accounting
/s/             RALPH F. HAKE                                   Officer)                        November 1, 1999
----------------------------------------------
                Ralph F. Hake

/s/           JAMES O. ROLLANS                                 Director                         November 1, 1999
----------------------------------------------
              James O. Rollans

                      *                                         Director                        November 1, 1999
----------------------------------------------
            Donald L. Blankenship

                      *                                         Director                        November 1, 1999
----------------------------------------------
          Carroll A. Campbell, Jr.

                      *                                         Director                        November 1, 1999
----------------------------------------------
               Peter J. Fluor

                      *                                         Director                        November 1, 1999
----------------------------------------------
              David P. Gardner

/s/           THOMAS L. GOSSAGE                                 Director                        November 1, 1999
----------------------------------------------
              Thomas L. Gossage


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



                                                                Director                        November 1, 1999
                      *
----------------------------------------------
               Bobby R. Inman

                      *                                         Director                        November 1, 1999
----------------------------------------------
              Vilma S. Martinez

/s/            DEAN R. O'HARE                                   Director                        November 1, 1999
----------------------------------------------
               Dean R. O'Hare


/s/    LORD ROBIN W. RENWICK, K.C.M.G.                          Director                        November 1, 1999
----------------------------------------------
       Lord Robin W. Renwick, K.C.M.G.

                      *                                         Director                        November 1, 1999
----------------------------------------------
               Martha R. Seger

/s/            JAMES C. STEIN                                   Director                        November 1, 1999
----------------------------------------------
               James C. Stein



* The undersigned does hereby sign this Post-Effective Amendment No. 1 on behalf of each of the above-indicated directors of Fluor Corporation pursuant to powers of attorney executed by each such director.

                                       /s/  LAWRENCE N. FISHER
                                       ---------------------------------------
                                       Lawrence N. Fisher
                                       Attorney-in-Fact


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